SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               NATIONS FUND, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

              IMPORTANT NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY
                     CARD AND RETURN IT AS SOON AS POSSIBLE.


                               NATIONS FUND, INC.
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 652-5096

                                                              March 29, 1999


Dear Shareholder:

          We are pleased to invite you to a Special Meeting of the Shareholders of Nations International Equity Fund (the "Fund") of Nations Fund, Inc. ("Nations Fund") to be held on Wednesday, April 28, 1999 at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. The Special Meeting is being called to consider the approval of an amended sub-advisory agreement with Gartmore Global Partners ("Gartmore") and to consider the approval of new sub-advisory agreements with INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc ("Putnam").

          If approved, the Fund will retain INVESCO and Putnam to serve as investment sub-advisers along with Gartmore, the Fund's current investment sub-adviser. The Board of Directors of Nations Fund believes that the management of the Fund's assets by multiple managers with different yet complementary investment styles may improve the performance and stabilize returns of the Fund. It is expected that Gartmore, INVESCO and Putnam will each manage approximately one-third of the Fund's assets and each investment sub-adviser will receive fees based on the actual amount of assets managed by such investment sub-adviser. The advisory fee paid by the Fund to NationsBanc Advisors, Inc. ("NBAI"), the investment adviser to the Fund, will not change as a result of the approval of the amended sub-advisory agreement with Gartmore and the new sub-advisory agreements with INVESCO and Putnam, and all sub-advisory fees will continue to be paid out of NBAI's advisory fee. THIS WILL NOT RESULT AS AN INCREASE OF FEES BORNE BY THE SHAREHOLDERS.

          Shareholders are asked to approve the amended sub-advisory agreement among Gartmore, NBAI and Nations Fund on behalf of the Fund, and to approve a new sub-advisory agreement among INVESCO, NBAI and Nations Fund on behalf of the Fund and a new sub-advisory agreement among Putnam, NBAI and Nations Fund on behalf of the Fund. Together, Gartmore, INVESCO and Putnam will perform substantially the same services for the Fund that Gartmore performs under the current sub-advisory agreement in effect among Gartmore, NBAI and Nations Fund.

          THE BOARD OF DIRECTORS OF NATIONS FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ITEMS.

          Attached are the formal Notice of Special Meeting and a Proxy Statement, together with a Proxy Card. Please return your Proxy Card to us so that your vote will be counted even if you do not attend the Special Meeting in person.

          YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE RETURN YOUR PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641. If you have any questions regarding the enclosed materials or the Special Meeting, please call (800) 652-5096. We look forward to receiving your completed Proxy Card very soon.


                                            Sincerely,

                                            A. Max Walker
                                            President and Chairman of the
                                            Board of Directors

                               NATIONS FUND, INC.
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 652-5096

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        NATIONS INTERNATIONAL EQUITY FUND
                                       OF
                               NATIONS FUND, INC.
                          TO BE HELD ON APRIL 28, 1999

                                     * * * *


TO THE SHAREHOLDERS of Nations International Equity Fund (the "Fund"):

           PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Fund will be held on Wednesday, April 28, 1999, at 10:00 a.m. (Eastern time) at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. The Special Meeting is being called for the following purposes:

           1(a). To approve an amended sub-advisory agreement among Gartmore Global Partners ("Gartmore"), NationsBanc Advisors, Inc. ("NBAI") and Nations Fund, Inc. ("Nations Fund") on behalf of the Fund. The amended sub-advisory agreement contemplates that the Fund may retain one or more other investment managers to serve as investment sub-advisers to the Fund along with Gartmore, the Fund's current investment sub-adviser. The total level of advisory fees paid by the Fund, which includes amounts paid to Gartmore as well as the current level of fees paid to Gartmore, would not change under the amended sub-advisory agreement.

           1(b). To approve a new sub-advisory agreement among INVESCO Global Asset Management (N.A.), Inc. ("INVESCO"), NBAI and Nations Fund on behalf of the Fund. Under the new sub-advisory agreement, the Fund and NBAI would retain INVESCO to serve as investment sub-adviser to the Fund. The total level of advisory fees paid by the Fund would not change under the new sub-advisory agreement.

           1(c). To approve a new sub-advisory agreement among Putnam Investment Management, Inc. ("Putnam"), NBAI and Nations Fund on behalf of the Fund. Under the new sub-advisory agreement, the Fund and NBAI would retain Putnam to serve as investment sub-adviser to the Fund. The total level of advisory fees paid by the Fund would not change under the new sub-advisory agreement.

           2. To transact such other business as may properly come before the Special Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

           The Board of Directors of Nations Fund has fixed the close of business on February 26, 1999, as the record date for the determination of Shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE RETURN THE ENCLOSED PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposals.

                                       By Order of the Board of Directors

                                       Richard H. Blank, Jr.
                                       Secretary and Treasurer

March 29, 1999

 -------------------------------------------------------------------------------

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                      OF THE NUMBER OF SHARES THAT YOU OWN.
                   PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

 -------------------------------------------------------------------------------


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK N.A. ("NATIONSBANK"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BANK OF AMERICA") OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NBAI IS THE INVESTMENT ADVISER TO THE FUND. NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND CO-ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

                                 PROXY STATEMENT
                                 MARCH 31, 1999

                               NATIONS FUND, INC.
                             101 SOUTH TRYON STREET
                                   33RD FLOOR
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 652-5096


          This Proxy Statement is being furnished to Shareholders of Nations International Equity Fund (the "Fund") of Nations Fund, Inc. ("Nations Fund") in connection with the solicitation of proxies by the Board of Directors of Nations Fund (the "Directors"), to be used at a Special Meeting of Shareholders (the "Special Meeting") of the Fund, to be held on Wednesday, April 28, 1999, beginning at 10:00 a.m. (Eastern time) at 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Your proxy is being solicited by Nations Fund for the purposes set forth in the accompanying Notice of Special Meeting.

          Shareholders of record of the Fund at the close of business on February 26, 1999 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. As of the Record Date, there were 56,338,635.647 outstanding shares of the Fund. This proxy statement is first being mailed to Shareholders on or about March 29, 1999.


  APPROVAL OF THE AMENDED SUB-ADVISORY AGREEMENT WITH GARTMORE GLOBAL PARTNERS
    AND EACH NEW SUB-ADVISORY AGREEMENT WITH INVESCO GLOBAL ASSET MANAGEMENT
               (N.A.), INC. AND PUTNAM INVESTMENT MANAGEMENT, INC.

BACKGROUND
----------
          The Fund is a diversified, open-end investment company advised by NationsBanc Advisors, Inc. ("NBAI"). NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of BankAmerica Corporation, a bank holding company organized as a Delaware corporation. NBAI has its principal offices at One BankAmerica Plaza, Charlotte, North Carolina 28255. Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as co-administrator and distributor to the Fund. NBAI serves as co-administrator, with Stephens, to the Fund. Investment sub-advisory services are provided to NBAI and the Fund by Gartmore Global Partners ("Gartmore") pursuant to an investment sub-advisory agreement, dated April 6, 1996, among NBAI, Gartmore and Nations Fund on behalf of the Fund (the "Current Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was last submitted to a vote of shareholders of the Fund on March 12, 1996, and was most recently approved by the Directors on November 6, 1998. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a United Kingdom ("UK") company which is the holding company for a leading UK based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore plc.

          Over the past several months, the management of NBAI has undertaken a review and analysis of the international sub-advisory services provided to the Fund and of international sub-advisory services in general. As a result of this review, NBAI recommended to the Directors that they approve the retention of INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment Management, Inc. ("Putnam") to serve as investment sub-advisers for the Fund along with Gartmore, the current investment sub-adviser to the Fund. At a special meeting of the Board of Directors of the Fund on December 2, 1998, the Directors, including a majority of the non-interested Directors, considered and approved NBAI's proposal to make certain non-material amendments to the Current Sub-Advisory Agreement ("Amended Sub-Advisory Agreement) and to approve two new investment sub-advisory agreements among (i) NBAI, INVESCO and Nations Fund and (ii) NBAI, Putnam and Nations Fund (each a "New Sub-Advisory Agreement"). In addition to approval by the Directors, approval of the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund (see "Procedural Matters" below). This proxy statement is being furnished to solicit your vote on the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement. The Directors believe that the Amended Sub-Advisory Agreement and the New Sub-Advisory Agreements are in the best interests of the Fund and its Shareholders, and recommend that Shareholders vote to approve the Amended Sub-Advisory Agreement and the New Sub-Advisory Agreements. The investment objective and policies of the Fund will remain the same. Approval of the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement will have no effect on the number of shares you own or the value of those shares.

          At the Special Meeting, Shareholders of the Fund will be asked to vote on a proposal to approve the Amended Sub-Advisory Agreement and to vote to approve the New Sub-Advisory Agreement among INVESCO, NBAI, as the Fund's investment adviser, and Nations Fund on behalf of the Fund and the New Sub-Advisory Agreement among Putnam, NBAI, as the Fund's investment adviser, and Nations Fund on behalf of the Fund, respectively.

          Gartmore serves as the investment sub-adviser to the Fund pursuant to the Current Sub-Advisory Agreement dated April 10, 1996. At a special meeting of the Directors on December 2, 1998, the Directors, including a majority of the Directors who are not interested persons, as that term is defined in the Investment Company Act of 1940 (the "1940 Act") approved certain non-material changes to the Current Sub-Advisory Agreement to accommodate the Fund's retaining one or more other investment sub-advisers (in addition to Gartmore) to sub-advise the Fund. The Amended Sub-Advisory Agreement, which is substantially identical to the Current Sub-Advisory Agreement, is marked to show changes and is attached as Appendix 1.

          At the December 2, 1998 meeting of the Directors, the Directors also approved New Sub-Advisory Agreements which provide for the retention of INVESCO and Putnam as new co-investment sub-advisers to the Fund with Gartmore. Each New Sub-Advisory Agreement was approved by the Directors, including a majority of the Directors who are not parties to the New Sub-Advisory Agreements or interested persons of any such parties, other than as Directors of Nations Fund, contingent upon Shareholder approval of each New Sub-Advisory Agreement. The form of each New Sub-Advisory Agreement, as approved by the Directors, for INVESCO and Putnam are attached as Appendix 2 and Appendix 3, respectively.

          Under the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement, Gartmore, INVESCO and Putnam will collectively perform duties that are necessary or appropriate in connection with the proper management of the Fund. These duties are substantially the same duties that Gartmore alone currently has under the Current Sub-Advisory Agreement. NBAI's current contractual advisory fee level of 0.90% of the average daily net assets of the Fund will not change as a result of approval of the Amended Sub-Advisory Agreement or each of the New Sub-Advisory Agreements, and NBAI, not the Fund or Nations Fund, will continue to be responsible for payment of all sub-advisory fees to each of the three investment sub-advisers. For the last fiscal year, the aggregate advisory fee paid to Gartmore for sub-advising the fund was $9,260,334. Under the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement, it is expected that each investment sub-adviser will be responsible for managing approximately one-third of the Fund's assets. The actual percentage of the Fund's assets under the management of each of the sub-advisers at any given point in time will likely vary, owing to subscription and redemption activity and market movements. In addition, under the Investment Advisory Agreement, NBAI maintains the right to allocate assets among the investment sub-advisers based on different percentages. In managing the allocation among sub-advisers, NBAI may consider, among other things, the investment sub-advisers' relative performance and their respective investment styles. Each investment sub-adviser will receive fees based on the actual amount of the assets managed by such investment sub-adviser. The aggregate fees, computed daily and payable monthly, paid by NBAI to Gartmore would not exceed 0.70% on an annual basis of the average daily net assets of the Fund managed by Gartmore. The aggregate fees, computed daily and payable monthly, paid by NBAI to INVESCO would not exceed, on an annual basis, 0.65% of the first $60,000,000 of the Fund's average daily net assets, plus, 0.55% of the next $130,000,000 of the Fund's average daily net assets, plus 0.45% of the next $200,000,000 of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $390,000,000, that are managed by INVESCO. The aggregate fees, computed daily and payable monthly, paid by NBAI to Putnam would not exceed, on an annual basis, 0.65% of the first $60,000,000 of the Fund's average daily net assets, plus, 0.55% of the next $130,000,000 of the Fund's average daily net assets, plus 0.45% of the next $200,000,000 of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $390,000,000, that are managed by Putnam. APPROVAL OF THE AMENDED SUB-ADVISORY AGREEMENT OR EACH OF THE NEW SUB-ADVISORY AGREEMENTS WOULD NOT RESULT IN AN INCREASE IN ADVISORY FEES PAID DIRECTLY BY THE FUND.

CONSIDERATIONS OF THE FUND'S BOARD OF DIRECTORS
-----------------------------------------------

          Over a period of several months, NBAI conducted a careful review and analysis of international investment sub-advisers and the international sub-advisory services provided to the Fund. This process began with a review of international investment managers, which were screened on the basis of, among other factors, stability of organization, management investment style, historical performance and reputation. As a result of this review, several investment managers were selected for further evaluation. As a result of this evaluation, NBAI recommended to the Directors at a meeting of the Board of Directors on December 2, 1998, that the Fund retain INVESCO and Putnam to be co-investment sub-advisers to the Fund in addition to Gartmore. At this meeting, a majority of the Directors, including a majority of the Directors who are not interested persons, as that term is defined in the 1940 Act and who are not interested persons of Gartmore, INVESCO or Putnam, approved the Amended Sub-Advisory Agreement and each of the New Sub-Advisory Agreements subject to Shareholder approval. By approving the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement, the Directors have acted in what they believe to be the best interest of the Shareholders of the Fund.

          The Directors believe that managing the Fund's assets with multiple managers, each with a distinct yet complementary investment style, may result in better performance and more stable returns by the Fund over time. It is expected that the multi-manager approach may lead to less volatility in the Fund's performance by offering diverse management styles. It is also believed that these diverse management styles may lead to enhanced performance. In particular, Gartmore combines "top down," regional allocation with a stock selection process focusing on unexpected growth. INVESCO focuses exclusively on stock selection ("bottom up"), seeking sustainable growth company investments. Putnam is a "core manager," with little or no bias toward growth or value style investing, that combines stock selection ("bottom up") and country allocation ("top down"). The Directors considered that Gartmore, INVESCO and Putnam all have considerable experience in managing international portfolios and have proven records of achieving strong investment performance. The Directors also considered that NBAI's current advisory fee level will remain unchanged and NBAI will pay sub-advisory fees to the three investment advisers out of its current advisory fee.

          The Board based its decision to recommend that Shareholders approve the Amended Sub-Advisory Agreement and approve each New Sub-Advisory Agreement on the following material factors: (i) the desire to improve the performance of the Fund through diversification of investment managers and investment styles;
(ii) the complementary investment styles of Gartmore, INVESCO and Putnam; (iii) the desire to reduce the risk of volatile investment performance associated with relying on a single investment manager; (iv) the strength of the historical investment performance of INVESCO and Putnam; (v) recent enhancements in Gartmore's investment management process; (vi) the quality of the management, personnel, and experience of Gartmore, INVESCO and Putnam, (vii) the absence of an increase in advisory fees paid by the Fund; and (viii) the absence of substantive changes in the type of services provided to the Fund as a result of the ratification and approval of the Amended Sub-Advisory Agreement and the approval of each New Sub-Advisory Agreement. In making its decision to recommend approving the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement, the factors that the Board considered most important were the expected improvement in management of Fund assets as a result of employing three investment sub-advisers with distinct yet complementary styles of management, the strength of the historical investment performance and the quality of management of INVESCO and Putnam and the continuation of the current advisory fees paid by the Fund. The Directors based their determinations on discussions with representatives of NBAI, Gartmore, INVESCO and Putnam at the December 2, 1998 meeting and a review of materials presented by NBAI, Gartmore, Putnam and INVESCO in connection with that meeting. These materials included forms of the

Amended Sub-Advisory Agreement and the New Sub-Advisory Agreements, personnel information and comparative historical performance data.

INFORMATION REGARDING THE AMENDED SUB-ADVISORY AGREEMENT AND EACH NEW
---------------------------------------------------------------------
SUB-ADVISORY AGREEMENT
----------------------

          Pursuant to the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement, Gartmore, INVESCO and Putnam, subject to the policies and control of Nations Fund's Board of Directors and the overall supervision of NBAI and Nations Fund, each renders research and advisory services to NBAI and Nations Fund with respect to the Fund, in accordance with the investment objective, policies and restrictions of the Fund. NBAI retains authority over the management of the Fund and the investment and disposition of the Fund's assets, and NBAI may reject any investment recommendation or decision for the Fund if it determines that such recommendation or decision is not consistent with the best interests of the Fund.

          If approved by Shareholders at the Meeting, the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement will become effective and remain in effect for a two-year period following the date of such approval. Thereafter, the Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund, or by a vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Directors who are not parties to the Amended Sub-Advisory Agreement or either New Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such parties other than as Directors of Nations Fund. The Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement may be terminated on 60 days' written notice at any time by NBAI, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of Nations Fund's Board of Directors. The Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Amended Sub-Advisory Agreement and each New Sub-Advisory Agreement provides that Gartmore, INVESCO and Putnam, respectively, shall not be liable for any act or omission in the course of, or connected with, rendering services thereunder, except by reason of Gartmore's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reckless disregard of its duties and obligations thereunder or INVESCO's or Putnam's respective willful misfeasance, bad faith or negligence in the performance of its duties, or by reckless disregard of its duties and obligations thereunder.

INFORMATION REGARDING THE SUB-ADVISERS
--------------------------------------

          Gartmore Global Partners, located at Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England, is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK holding company. National Westminster Bank plc and affiliated entities own 100% of the equity of Gartmore plc.

          INVESCO Global Asset Management (N.A.), Inc., with principal offices located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management.

          Putnam Investment Management, Inc., with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, Inc., an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting.

Name and Address                        Position at Gartmore          Principal Occupation
----------------                        --------------------          --------------------

Andrew J. Brown                         Director                      Joint Chief Executive Officer,

                                       4

Name and Address                        Position at Gartmore          Principal Occupation
----------------                        --------------------          --------------------
16-18 Monument St.                                                    Gartmore
London EC3R 8AJ

Peter Chambers                          Director                      Head of Active Equities,
16-18 Monument St.                                                    Gartmore
London EC3R 8AJ

Chris Russell                           Director                      Head of Overseas
16-18 Monument St.                                                    Businesses, Gartmore
London EC3R 8AJ

Stephen Watson                          Chief Investment Officer      Chief Investment Officer,
16-18 Monument St.                                                    Gartmore
London EC3R 8AJ

Martin E. Galt III                      Director
101 South Tryon
Charlotte, NC  28255

Robert H. Gordon                        Director                      President, NBAI
101 South Tryon
Charlotte, NC  28255

E. Keith Wirtz                          Director                      Chief Investment Officer,
101 South Tryon                                                       TradeStreet
Charlotte, NC  28255


Name and Address                        Position at INVESCO           Principal Occupation
----------------                        -------------------           --------------------

Luis A. Aguilar                         Director                      Vice President,
136 Mobile Avenue                                                     Secretary, General Counsel
Atlanta, GA  30305

The Honorable Michael D. Benson         Director                      Chairman
59 Pursers Cross Road, Fulham
London, UK  SW6 4QY

Stephen A. Dana                         Director
116 Peachtree Battle Avenue
Atlanta, GA  30305

William L. Davidson                     Vice President                Portfolio Manager
53 Barbara Lane, NW
Atlanta, GA  30327

Erik B. Granade                         Vice President                Portfolio Manager
318 Camden Road, NE
Atlanta, GA  30309

                                       5

Kirk F. Holland                         Vice President                Director of Marketing
483 Conway Manor Drive                                                North America
Atlanta, GA  30327

Deborah A. Lamb                         Assistant Secretary           Director of Compliance
3765 Rivaridge Drive
Marietta, GA  30062

John D. Rogers                          Director                      CEO, President, Managing
118 Blackland Road, NW                                                Director
Atlanta, GA  30342

Wendell M. Starke                       Director
201 The Prado, NE
Atlanta, GA  30309

Name and Address                        Position at Putnam            Principal Occupation
-----------------                       -------------------           --------------------

Lawrence J. Lasser                      President, Chief Executive    President, CEO of Putnam
Putnam Investments                      Officer, Director             Investments, Inc.
One Post Office Square
Boston, MA  02129

George Putnam                           Director                      Chairman of the Trustees
Putnam Investments                                                    of Putnam Funds
One Post Office Square
Boston, MA  02129

Gordon H. Silver                        Director, Senior              Senior Administrative
Putnam Investments                      Administrative Officer of     Office of Putnam
One Post Office Square                  Putnam Investments, Inc.      Investments
Boston, MA  02129


          No officer or Director of Nations Fund is an officer, employee, director, general partner or shareholder of NBAI, Gartmore, INVESCO or Putnam or affiliates thereof.

          NATIONS FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE AMENDED SUB-ADVISORY AGREEMENT AMONG GARTMORE, NBAI AND NATIONS FUND ON BEHALF OF THE FUND, THAT YOU VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT AMONG INVESCO, NBAI AND NATIONS FUND ON BEHALF OF THE FUND AND THAT YOU VOTE TO APPROVE THE NEW SUB-ADVISORY AGREEMENT AMONG PUTNAM, NBAI AND NATIONS FUND ON BEHALF OF THE FUND

                                  MISCELLANEOUS

PROCEDURAL MATTERS
------------------

          Each Shareholder of the Fund will be entitled to one vote for each share and a fractional vote for each fractional share held by such Shareholder with respect to any proposal on which the Shareholder is entitled to vote. Shareholders holding a majority of the outstanding shares of the Fund at the close of business on the Record Date will constitute a quorum for the approval of the proposals described in the accompanying Notice of Special Meeting and in this Proxy Statement (each a "Proposal").

          As used herein, a "1940 Act Vote" of the shares of the Fund means a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding shares of the Fund or (b) sixty-seven percent (67%) or more of the shares of the Fund present at the meeting if more than fifty percent (50%) of the outstanding shares of the Fund are represented at the meeting in person or by proxy. All shares will be voted on a combined, Fund-wide basis, and not by class. A 1940 Act Vote of the shares of the Fund is required to approve each Proposal.

          Any proxy card which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such proxy card will be voted in favor of each Proposal. Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of the Fund present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against each Proposal.

          If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of a Proposal are not received, the persons named as proxies may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such Proposal(s). Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the Proposal(s). They will vote against any such adjournment(s) those proxies required to be voted against the Proposal(s).

          The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposal(s). A Shareholder of the Fund may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of Nations Fund, at the address set forth on the cover page of this Proxy Statement, or by attending the Special Meeting in person to vote the Shares held by such Shareholder.

          Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of each Proposal.

ADDITIONAL INFORMATION
----------------------

          NATIONS FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT, SUCCEEDING THE ANNUAL REPORT, IF ANY, BY WRITING NATIONS FUND, INC., 101 SOUTH TRYON STREET, 33RD FLOOR, CHARLOTTE, NORTH CAROLINA 28255, OR BY CALLING (800) 652-5096. Nations Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy materials and other information may be inspected and copied for a fee at the Securities and Exchange Commission's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. You can get the same reports and information free from the Commission's Internet web site http://www.sec.gov.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES
-----------------------------------------------

          The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will not be borne by the Fund. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of Nations Fund, personnel of NationsBank or its affiliates and/or Stephens, or an agent of Nations Fund for compensation to be paid by NationsBank or its affiliates and/or Stephens.

SUBSTANTIAL SHAREHOLDERS
------------------------

          As of the close of business on the record date, there were no persons known to Nations Fund to be beneficial owners of 5% or more of the outstanding Shares of the Fund, except as follows:

                           CLASS; AMOUNT OF
                           SHARES OWNED;
    NAME AND ADDRESS       TYPE OF OWNERSHIP   PERCENTAGE OF CLASS   PERCENTAGE OF FUND
    ----------------       -----------------   -------------------   ------------------

NationsBank of Texas,      Primary A;                  94.35%                89.54%
N.A.                       50,448,340.273
Attn:  Tony Farrer         Record
1401 Elm Street
11th Floor
Dallas, TX  75202-2911

Stephens, Inc.             Primary B;                 100.00%                 0.00%
Attn:  Cindy Cole          0.847
111 Center Street
Little Rock, AR  72201

Charles Schwab & Co. Inc.  Investor A;                 31.80%                 0.60%
Special Custody Account    335,329.731 Record
For Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

C A Porterfield &          Investor C;                 10.95%                 0.01%
Rosalee Moxley & Frank     6,924.808 Record
Minton TTEES FBO
Starmount Company
Employees
Tax Deferred Savings Plan
P.O. Box 10349
Greensboro, NC
27404-0349

C A Porterfield &          Investor C;                 10.55%                 1.18%
Rosalee Moxley & Frank     6,671.514 Record
Minton TTEES FBO
Starmount Company
Employees
Capital Accumulation Plan
P.O. Box 10349
Greensboro, NC
27404-0349

H. Grayson Mitchell Jr.    Investor C;                 10.51%                 1.18%
and John Rawls TTEE FBO    6,646.032 Record
Grayson Mitchell Inc.
401K Plan
P.O. Box 128
Emporia, VA  23847



                                       8

                           CLASS; AMOUNT OF
                           SHARES OWNED;
    NAME AND ADDRESS       TYPE OF OWNERSHIP   PERCENTAGE OF CLASS   PERCENTAGE OF FUND
    ----------------       -----------------   -------------------   ------------------

Tatsushi T. Kubo,          Investor C;                  9.54%                 1.07%
Max W. Dahlgren, & John    6,032.458 Record
Rawls TTEES FBO
EPIC Products
International
Corporation 401(K) Plan
2801 East Randol Mill
Road
Arlington, TX  76011
E. Larry Fonts TTEE FBO    Investor C;                  8.68%                 0.97%
Central Dallas             5,489.022 Record
Association
Profit Sharing Plan
1201 Elm Street
Suite 5310
Dallas, TX  75270


NFSC FEBO #W17-662682      Investor C;                  5.98%                 0.67%
NFSC/FMTC IRA Rollover     3,783.659 Record
FBO Linda G. Walker
7 Sally Street
Spartanburg, SC  29301

James B. Ford and          Investor C;                  5.94%                 0.67%
Joanne W. Ford JTTEN       3756.064 Record
25 Century Blvd.
Suite 605
Nashville, TN  37214



          As of the close of business on the Record Date, the officers and Directors of Nations Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

AFFILIATED BROKER COMMISSIONS
-----------------------------

          For the fiscal year ended March 31, 1998, there were no affiliated broker commissions paid on behalf of the Fund.

OTHER BUSINESS
--------------

          The Board of Directors of Nations Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Proposal, it is their intention that Proxy Cards which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies.

FUTURE SHAREHOLDER PROPOSALS
----------------------------

          Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for Shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any Shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Shareholders. The submission of a proposal does not guarantee its inclusion in Nation Fund's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that Nations Fund will hold regular meetings of Shareholders, and no anticipated date of the next meeting can be provided.

          YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE RETURN THE ENCLOSED PROXY CARD TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND BACK) AT (704) 388-2641. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.


                                       By Order of the Board of Directors

                                       Richard H. Blank, Jr.
                                       Secretary and Treasurer


March 29, 1999

                                   APPENDIX 1

                         FORM OF SUB-ADVISORY AGREEMENT
                               NATIONS FUND, INC.


           THIS AGREEMENT is made this 15th day of April, 1999, by and among NATIONSBANC ADVISORS, INC., a North Carolina corporation (the "Adviser"), GARTMORE GLOBAL PARTNERS, a general partnership organized under the laws of the State of Delaware (the "Sub-Adviser"), and NATIONS FUND, INC. (the "Company"), on behalf of the portfolio or portfolios of the Company as now or hereafter may be identified on Schedule I hereto (each a "Fund" and collectively, the "Funds").

                                    RECITALS

           WHEREAS, the Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, series management investment company; and

           WHEREAS, the Adviser is a national bank that serves as investment adviser to other registered investment companies and various investment accounts; and

           WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser, and is regulated by the Investment Management Regulatory Organization Limited ("IMRO") of the United Kingdom in the conduct of its investment business and is a member of IMRO; and

           WHEREAS, the Adviser and the Company have entered into an Investment Advisory Agreement of even date herewith (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Funds; and

           WHEREAS, pursuant to such Investment Advisory Agreement, the Adviser, with the approval of the Company, wishes to retain the Sub-Adviser for purposes of rendering advisory services to the Adviser and the Company in connection with the Funds upon the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

           1. APPOINTMENT OF SUB-ADVISER. The Adviser hereby appoints, and the Company hereby approves, the Sub-Adviser to render investment research and advisory services to the Adviser and the Company with respect to some portion or all of the assets of the Funds as the Adviser may determine from time to time, under the supervision of the Adviser and subject to the policies and control of the Company's Board of Directors, and the Sub-Adviser hereby accepts such appointment, all subject to the terms and conditions contained herein.

           2. INVESTMENT SERVICES. The specific duties of the Adviser delegated to the Sub-Adviser shall be the following:

                 (a) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds specifically, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which such issuers engage, or with respect to securities which the Adviser or Sub-Adviser considers desirable for inclusion in the Funds;

                 (b) investing and reinvesting, on an ongoing basis, assets held in the Funds in strict accordance with the investment policies of the Funds as set forth in the registration statement of the Company with respect to the Funds, as the same may be amended from time to time;

                 (c) in accordance with policies and procedures established by the Board of Directors of the Company and the Adviser, selecting brokers and dealers to execute portfolio transactions for the Funds and selecting the markets on or in which the transactions will be executed;

                 (d) voting, either in person or by general or limited proxy, or refraining from voting, any securities held in the Funds for any purposes; exercising or selling any subscription or conversion rights; consenting to and joining in or opposing any voting trusts, reorganizations, consolidations, mergers, foreclosures and liquidations and in connection therewith, depositing securities, and accepting and holding other property received therefor, all as may be considered appropriate by the Sub-Adviser; and

                 (e) performing other acts necessary or appropriate in connection with the proper management of the Funds, consistent with its obligations hereunder, and as may be directed by the Adviser and/or the Company's Board of Directors.

                 In carrying out its obligations under clauses (b) to (e), inclusive, of this Paragraph 2, the Sub-Adviser shall act only as agent of the Company and/or the Fund and shall not act as principal. The Sub-Adviser shall not be responsible for the administration of the Fund, for the execution and settlement of transactions in securities or derivative instruments nor for the custody of any such securities or instruments or documents of title and the Sub-Adviser shall not hold any money or other assets of the Fund or the Company.

           3. CONTROL BY BOARD OF DIRECTORS. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser with respect to the Funds, shall at all times be subject to any directives of the Board of

Directors of the Company. Without limiting the right of the Board of Directors of the Company to issue directives, the Board of Directors shall take into consideration any views or opinions that may be expressed by the Adviser of Sub-Adviser in formulating policies, procedures and directives. The Sub-Adviser shall not be obligated to conform its activities to any directive of the Board of Directors of the Company to the extent that compliance with such directive would be in contravention of any law, rule or regulation applicable to the Sub-Adviser.

           4. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times conform to:

                 (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                 (b) the provisions of the registration statement of the Company applicable to the Funds, as the same may be amended from time to time, under the Securities Act of 1933 and the 1940 Act;

                 (c) the Conduct of Business Rules of IMRO ("IMRO Rules") to the extent that the IMRO Rules are not inconsistent with any applicable requirements under the 1940 Act, the Advisers Act or other United States federal or state law; and

                 (d) such policies and procedures that may be established by the Board of Directors of the Company and communicated to the Sub-Adviser from time to time.

           In addition, any code of ethics adopted by the Sub-Adviser pursuant to Rule 17j-1 under the 1940 Act shall include policies, prohibitions and procedures which substantially conform to the recommendations regarding personal investing approved by the Board of Governors of the Investment Company Institute on June 30, 1994, as such recommendations may amended from time to time.

           5. COMPENSATION. The Adviser shall pay the Sub-Adviser, as compensation for services rendered hereunder, fees, payable monthly, at the annual rates indicated on Schedule I hereto, as such Schedule may be supplemented and amended from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Company or the Fund with respect to compensation under this Agreement. The Sub-Adviser's fees shall be pro-rated for portions of months in which sub-advisory services are provided.

           The average daily net asset value of the Funds shall be determined in the manner set forth in the Articles of Incorporation and registration statement of the Company, as amended from time to time.

           6. EXPENSES OF THE FUNDS. All of the ordinary business expenses incurred by the Sub-Adviser in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the

Funds include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

           7. EXPENSE LIMITATION. If, for any fiscal year a Fund, the amount of the aggregate advisory fee which the Company would otherwise be obligated to pay with respect to the Fund is reduced pursuant to expense limitation provisions of the Investment Advisory Agreement, the fee which the Sub-Adviser would otherwise receive pursuant to this Agreement shall be reduced proportionately.

           8. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser and the Company with respect to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the officers and directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

           9. RECORDS. The Sub-Adviser shall provide to the Adviser, with respect to the orders the Sub-Adviser places for the purchases and sales of portfolio securities of the Funds, the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Funds' administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1. All such records will be the property of the Funds and will be available for inspection and use by the Funds. The Sub-Adviser will promptly notify the Adviser and the Fund's administrator if it experiences any difficulty in providing the records in an accurate and complete manner.

           10. TERM AND APPROVAL. This Agreement shall become effective when approved, and shall continue in effect until the second anniversary of its effective date. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on January 1, provided that the continuation of the Agreement is specifically approved at least annually:

                 (a)(i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                 (b) by the affirmative vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

           11. TERMINATION. This Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, or by the Sub-Adviser on sixty (60) days' written notice to the other parties to this Agreement. Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. This Agreement shall automatically terminate 120 days after its effectiveness if the Fund's shareholders have not ratified and approved it within such period. The Agreement shall automatically terminate upon the effectiveness of a Sub-Advisory Agreement between the Company on behalf of the Fund and Gartmore Global Partners.

           12. LIABILITY OF SUB-ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser or to the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. For purposes of this paragraph and paragraph 13, brokers or dealers selected to execute portfolio transactions for the Fund in accordance with Paragraph 2(c) hereof shall not be considered agents of the Sub-Adviser.

           13. INDEMNIFICATION. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser, or any officers, directors, employees or agents thereof, the Company hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, (a) arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds or the Company's officers, directors, employees, agents or affiliates, or (b) resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, or the Company's officers, directors, employees or affiliates.

           14. NOTICES. Any notices under this Agreement shall be in writing and shall be duly given if delivered, mailed (postage prepaid, effective upon receipt) or telegraphed, telexed or transmitted by similar telecommunications device (effective upon completion of transmission, with a confirming copy delivered or mailed postage prepaid) to such address or number as may be designated for the receipt of such notice, with a copy to the Company. Until further notice, it is agreed that the address and telefax number of the Company shall be 111 Center Street, Little Rock, Arkansas 72201, Fax No. (501) 377-2331; that of the Sub-Adviser shall be Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England, Fax No. 71-782-2075; and that of the Adviser shall be c/o Mutual Fund Group, 33rd Floor, One NationsBank Plaza, Charlotte, North Carolina 28255, Fax No. (704) 388-2187.

           15. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

           16. IMRO RULES. Addendum A attached hereto sets forth certain requirements under the IMRO Rules which are applicable to the Sub-Adviser, that are expressly incorporated herein and made a part hereof, but only to the extent that such requirements are not inconsistent with any applicable requirements under the 1940 Act, the Advisers Act or other United States federal or state law.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.


                                           NATIONS FUND, INC.,
                                           on behalf of the Funds


                                            By:__________________________
                                               A. Max Walker
                                               President and Chairman of the
                                               Board of Directors



                                            NATIONSBANC ADVISORS, INC.

                                            By:__________________________
                                               Robert H. Gordon
                                               President



                                           GARTMORE GLOBAL PARTNERS

                                            By:__________________________
                                               Name:_____________________
                                               President

                                   SCHEDULE I


        The Adviser shall pay the Sub-Adviser as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Fund under its management:


      Fund                                           Rate of Compensation
      ----                                           --------------------

1. Nations International Equity Fund           0.70% of average daily net assets

                                   ADDENDUM A
                                   ----------


1. To the extent that the Sub-Adviser receives any commissions or other forms of remuneration, directly or indirectly, in connection with Fund transactions, no portion of the Sub-Adviser's accrued investment advisory fee shall be abated thereby.

2. Subject to the supervision of the Adviser and the policies and ultimate control of the Company's Board of Directors, the Sub-Adviser shall advise the Company and the Adviser on the management of the Funds' investments in accordance with the terms of this Agreement and in accordance with the investment parameters (including, inter alia, percentage limitations, quality standards, investment selection criteria and types of permissible investments and investment techniques, such as borrowing, options and futures transactions, portfolio securities lending, etc.) established pursuant to the investment objectives, policies and restrictions specifically embodied in the Company's Registration Statement on Form N-1A, and any amendments thereto, under the Securities Act of 1933 and the 1940 Act (the "Fund's Registration Statement").

3. The Sub-Adviser shall not have or maintain custody of any securities, cash or other assets of the Funds. Custody of the Funds' assets will be maintained by the custodian bank pursuant to an agreement approved by the Funds' Board of Directors. It is expected that such custodian, or any successor thereto, will not be an "Associate" of the Sub-Adviser as that term is defined under IMRO Rules.

4. In the event the Funds or the Adviser has a significant complaint regarding the services provided by the Sub-Adviser under the Sub-Advisory Agreement by and among the Company, the Adviser and the Sub-Adviser, a Fund officer should communicate such complaint to the Sub-Adviser, whereupon such complaint will be recorded on a standard form prepared by the Sub-Adviser for such purposes. The Sub-Adviser's complaints procedure requires that if a complaint has not been cleared within twenty-one (21) days, the Sub-Adviser must so advise IMRO and the Fund also must be advised that it has the right to issue its complaint directly with a referee appointed by IMRO.

5. The Sub-Adviser will provide to the Funds' Board of Directors written financial reports and analyses on the Funds' securities transactions and the operations of comparable investment companies on a quarterly basis or more frequently as requested by the Board of Directors. Such reports and analyses shall include information as at the last day of an applicable reporting period.

6. The Funds may from time to time request or instruct the Sub-Adviser, directly or through the Adviser, to act or not to act regarding certain Fund-related investment and/or operational matters. Such request or instructions will be communicated orally or in writing to the Sub-Adviser, directly or through the Adviser and will be acknowledged in the same manner in which they are communicated. To the extent that a particular request or instruction is, or may be, refused (i.e., because it (a) is in contravention of (i) a law or regulation, (ii) an investment policy of the Fund, or (iii) a provision of this Agreement or (b) is not operationally feasible), such refusal shall be communicated by the Sub-Adviser, including through the Adviser, to the Fund and the Sub-Adviser, upon advice of counsel, shall discuss alternatives and determine an appropriate course of action which will be reported to the full Board at the next meeting of the Fund's Board of Directors for its approval.

7. Notwithstanding that all required disclosure concerning the risks associated with the Funds' permissible investments and investment techniques is included in the Funds' Registration Statement, which Statement is intended for review by the investors in the Funds and to be retained by them for future reference, with respect to the Funds' specified use of options and futures transactions, the following shall be specifically noted herein:

       "Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited."

   Further, in managing the Funds' assets, the Sub-Adviser shall consider the risks associated with the Fund's permissible investments and investment techniques.

8. The Sub-Adviser or its representatives may from time to time recommend to the Funds or effect on behalf of the Funds with respect to Fund transactions in securities the subject of a recent new issue, the price of which transactions may have been influenced by bids made or transactions effected for the purpose of stabilizing the price of those securities. Such transactions would at all times be effected in accordance with the provisions of IMRO Rule 14 and, in particular, with the conditions of the IMRO Rule 14.02, including the requirement that the Sub-Adviser, with respect to any specific transaction, communicate to the Fund orally or in writing a statement in a form substantially similar to that which is set forth in IMRO Rule 14.02(c). In addition, with respect to these transactions, it is understood when executing this Agreement and thereafter when approving the continuance of this Agreement in accordance with its terms, that management of the Fund has carefully read the following paragraphs in order to enable Fund management to judge whether it wishes a Fund's assets to be invested at all in such securities or, if so, whether it wishes to authorize the Sub-Adviser generally to effect transactions in such securities on behalf of the Fund without further reference to Fund management or whether Fund management wishes to be consulted before any particular transaction is effected on behalf of the Fund.

   Stabilization is a process whereby the market price of a security is pegged or fixed during the period in which a new issue of securities is sold to the public. Stabilization may take place in the new issue or in other securities related to the new issue in such a way that the price of the other securities may affect the price of the new issue or vice versa.

   The reason stabilization is permitted is that when a new issue is brought to market the sudden glut will sometimes force the price lower for a period of time before buyers are found for the securities on offer.

   As long as it obeys a strict set of rules, the "stabilizing manager," normally the issuing house chiefly responsible for bringing a new issue to market, is entitled to buy securities in the market that it has previously sold to investors or allotted to institutions who were included in the new issue but who have decided not to continue participating. The effect of this may be to keep the price at a higher level than would otherwise be the case during the period of stabilizing.

   The rules referred to above in the immediately preceding paragraph limit the period in which the stabilizing manager may stabilize, fix the price at which it may stabilize (in the case of shares and warrants but not bonds), and require the stabilizing manager to disclose that it may be (but not that it is) stabilizing. The fact that a new issue or a related security is being stabilized does not in itself mean that investors are not interested in the issue, but neither should the existence of transactions in an issue where the stabilizing may take place be relied upon as an indication that investors are interested in the new issue or interested in purchasing at the price at which transactions are taking place.

9. A report containing the Funds' financial statements (including the contents and valuation of the Funds) shall be submitted to shareholders and to the Securities and Exchange Commission at least semi-annually. Such reports shall include information as at the last day of any semi-annual period for which such reports relate. To the extent that any performance information is included in such report, it shall conform to the standards set forth in the Funds' Registration Statement.

10. Except as permitted by or pursuant to Section 17 of the 1940 Act and the Rules promulgated thereunder, the Sub-Adviser, or an "affiliate" thereof (as that term is defined in the 1940 Act), may not effect transactions: (i) with or for the Funds in which the Sub-Adviser or such affiliate has directly or indirectly a material interest or a relationship of any kind with another party which may involve a conflict with the Sub-Adviser's responsibilities to the Funds as a sub-investment adviser; or (ii) with or through the agency of another person with whom the Sub-Adviser or such affiliate maintains an arrangement as described in Rule 6.01 of Chapter IV of the IMRO Rules.

11. Upon termination of the Sub-Advisory Agreement by and among the Company, the Adviser and the Sub-Adviser, unless otherwise directed by the Fund's Board of Directors, all securities positions and other portfolio transactions then in progress shall be transferred to the successor investment adviser selected by the Board of Directors.

12. The Sub-Adviser shall be entitled at its discretion to disclose any information known to it relating to the Fund's business or affairs to the Securities and Investment Board or to IMRO on the terms that the information so disclosed shall not without its consent be further disclosed otherwise than is permitted in respect of Restricted Information under the provisions of Part VIII of the Financial Services Act of 1986.

                                   APPENDIX 2

                             SUB-ADVISORY AGREEMENT

                               NATIONS FUND, INC.


        THIS AGREEMENT is made as of April 15, 1999 among NATIONSBANC ADVISORS, INC., a North Carolina corporation (herein called the "Adviser"), INVESCO Global Asset Management (N.A.), Inc., a Delaware corporation (herein called the "Sub-Adviser") and NATIONS FUND, INC. (the "Company"), on behalf of the portfolio(s) of the Company as now or hereafter may be identified on Schedule I hereto (each a "Fund" and collectively, the "Funds").

                                    RECITALS

        WHEREAS, the Company is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company; and

        WHEREAS, the Adviser is registered with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of acting as an investment adviser; and

        WHEREAS, the Sub-Adviser is also registered under the Advisers Act, as an investment adviser and engages in the business of acting as an investment adviser; and

        WHEREAS, the Adviser and the Company have entered into an Investment Advisory Agreement (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Funds; and

        WHEREAS, pursuant to such Investment Advisory Agreement, the Adviser, with the approval of the Company, wishes to retain the Sub-Adviser for purposes of rendering advisory services to the Adviser and the Company in connection with the Funds upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

        1. Appointment.
        ---------------

        The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

        2. Services of Sub-Adviser.
        ---------------------------

        Subject to the oversight and supervision of the Adviser and the Company's Board of Directors, the Sub-Adviser will provide a continuous investment program for all of the assets of the Funds, or for such portion of the assets of the Funds as the Adviser may determine from time to time, including investment research and management with respect to all securities and investments, and except for such cash balances of the Funds as may, from time to time, be managed by the Adviser. Subject to the terms of this Agreement, the Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established from time to time for the Funds by the Adviser, the Funds' investment objectives, policies and restrictions as stated in the Prospectus(es) and Statement(s) of Additional Information for the Funds, the operating policies and procedures of the Funds, and resolutions of the Funds' Board of Directors.

        The Sub-Adviser further agrees that it will:

            (a) Provide information to the Funds' accountant for the purpose of updating the Funds' cash availability throughout the day as required;

            (b) Maintain historical tax lots for each portfolio security held by the Funds;

            (c) Transmit trades to the Company's custodian for proper settlement in accordance with the Company's procedures;

            (d) Maintain all books and records with respect to the Funds that are required to be maintained under Rule 31a-l(f) under the 1940 Act;

            (e) Supply the Adviser, the Company and the Company's Board of Directors with reports, statistical data and economic information as requested; and

            (f) Prepare a quarterly broker security transaction summary and, if requested in advance, monthly security transaction listing for the Funds.

        3. Other Covenants.

        The Sub-Adviser agrees that it will:

            (a) Comply with all applicable laws, rules and regulations, including all applicable Rules and Regulations of the Commission;

            (b) Use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

            (c) Place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Adviser and the Company's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Funds. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Company in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Company's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser, the Company's principal underwriter or any affiliated person of either the Company, the Adviser, Sub-Adviser, or the Company's principal underwriter, acting as principal in the transaction, except to the extent permitted by the Commission;

            (d) Adhere to the policies and procedures of the Company adopted on behalf of the Funds;

            (e) Use its best efforts to perform its duties and obligations under this Agreement without: (a) any failure of its computer systems, or those used by it in the performance of its duties hereunder, properly to record, store, process, calculate or present calendar dates falling on and after, and time spans including, September 9, 1999, January 1, 2000 or February 29, 2000 (the "Subject Dates") as a result of the occurrence, or use of data containing any such Subject Dates; (b) any failure of its computer systems, or those used by it in the performance of its duties hereunder, to calculate any information dependent on or relating to dates on or after the Subject Dates; or (c) any loss of functionality or performance with respect to the maintenance of records or processing of data containing dates falling on or after the Subject Dates; and

            (f) Treat confidentially and as proprietary information of the Company, all records and other information relative to the Company maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

        4. Services Not Exclusive.
        --------------------------

        The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for or disposed of by the Funds.

        5. Books and Records.
        ---------------------

        In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by it under this Agreement.

        6. Expenses.
        ------------

        During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions, custodial charges and other transaction costs, if any) purchased or sold for the Funds.

        7. Expense Limitation.
        ----------------------

        If, for any fiscal year of a Fund, the amount of the aggregate advisory fee which the Company would otherwise be obligated to pay with respect to the Fund is reduced pursuant to expense limitation provisions of the Investment Advisory Agreement, the fee which the Sub-Adviser would otherwise receive pursuant to this Agreement shall be reduced proportionately.

        8. Compensation.
        ----------------

        The Adviser shall pay the Sub-Adviser, as compensation for services rendered hereunder, fees, payable monthly, at the annual rates indicated on
Schedule I hereto, as such Schedule may be supplemented and amended from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Company or the Funds with respect to compensation under this Agreement.

        For purposes of this Section, the average daily net asset value of the Funds shall be determined in the manner set forth in the Articles of Incorporation and registration statement of the Company, as amended from time to time, which shall be promptly provided by the Company to the Sub-Adviser and to which the Sub-Adviser will be bound to adhere to upon receipt.

        9. Limitation of Liability.
        ---------------------------

        The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable to the Company for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        10. Indemnification.
        --------------------

        The Sub-Adviser shall indemnify and hold harmless the Funds and the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance by the Sub-Adviser of its duties under this Agreement, provided, however, that the Sub-Adviser shall not be required to indemnify or otherwise hold the Adviser harmless under this
Section 10 where the claim against, or the loss, liability or damage experienced by the Funds or the Adviser, is caused by or is otherwise directly related to the Funds' or the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard by the Adviser of its duties under this Agreement.

        11. Duration and Termination.
        -----------------------------

        This Agreement will become effective as of the later of (a) the date first written above, (b) the date on which it is approved by a majority of the outstanding voting securities of the Fund(s), or (c) the date(s) on which the Fund(s) commence(s) operations. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the second anniversary of its effective date. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on January 1, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the

Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of the Funds. Notwithstanding the foregoing, this Agreement may be terminated as to the Funds at any time, without the payment of any penalty, by the Adviser or by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Funds), on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on ninety days' written notice to the Company, provided that in each such case, notice shall be given simultaneously to the Adviser. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Investment Advisory Agreement with respect to the Funds for any reason (whether by the Company, by the Adviser or by operation of law) this Agreement shall terminate upon the effective date of such termination of the Investment Advisory Agreement. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

        12. Amendment of This Agreement.
        --------------------------------

        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent required by the 1940 Act, no amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund(s).

        13. Miscellaneous.
        ------------------

        The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law.

        14. Counterparts.
        -----------------

        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers of the day and year first written above.

                             NATIONS FUND, INC.,
                             on behalf of the Funds

                             By:  _____________________________________________
                                  A. Max Walker
                                  President and Chairman of the
                                  Board of Directors


                             NATIONSBANC ADVISORS, INC.

                             By:  _____________________________________________
                                  Robert H. Gordon
                                  President


                             INVESCO Global Asset Management (N.A.), Inc.

                             By:  _____________________________________________
                                  Kirk F. Holland
                                  Global Partner

                                   SCHEDULE I

        The Adviser shall pay the Sub-Adviser as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Fund under its management:


               FUND                                     RATE OF COMPENSATION
               ----                                     --------------------

       Nations International Equity Fund          0.65% of the first $60,000,000 of the Fund's
                                                  average daily net assets; plus, 0.55% of the
                                                  next $130,000,000 of the Fund's average daily
                                                  net assets; plus 0.45% of the next
                                                  $200,000,000 of the Fund's average daily net
                                                  assets; plus 0.40% of the Fund's average
                                                  daily net assets in excess of $390,000,000.



                                   APPENDIX 3

                         FORM OF SUB-ADVISORY AGREEMENT

                               NATIONS FUND, INC.

        THIS AGREEMENT is made as of April 15, 1999 among NATIONSBANC ADVISORS, INC., a North Carolina corporation (herein called the "Adviser"), Putnam Investment Management, Inc., a Massachusetts corporation (herein called the "Sub-Adviser") and NATIONS FUND, INC. (the "Company"), on behalf of the portfolio(s) of the Company as now or hereafter may be identified on Schedule I hereto (each a "Fund" and collectively, the "Funds").

                                    RECITALS

        WHEREAS, the Company is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company; and

        WHEREAS, the Adviser is registered with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of acting as an investment adviser; and

        WHEREAS, the Sub-Adviser is also registered under the Advisers Act, as an investment adviser and engages in the business of acting as an investment adviser; and

        WHEREAS, the Adviser and the Company have entered into an Investment Advisory Agreement (the "Investment Advisory Agreement"), pursuant to which the Adviser shall act as investment adviser with respect to the Funds; and

        WHEREAS, pursuant to such Investment Advisory Agreement, the Adviser, with the approval of the Company, wishes to retain the Sub-Adviser for purposes of rendering advisory services to the Adviser and the Company in connection with the Funds upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

        1. Appointment.
        ---------------

        The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

        2. Services of Sub-Adviser.
        ---------------------------

        Subject to the oversight and supervision of the Adviser and the Company's Board of Directors, the Sub-Adviser will provide a continuous investment program for all of the assets of the Funds, or for such portion of the assets of the Funds as the Adviser may determine from time to time, including investment research and management with respect to all securities and investments, and except for such cash balances of the Funds as may, from time to time, be managed by the Adviser. Subject to the terms of this Agreement, the Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established from time to time for the Funds by the Adviser, the Funds' investment objectives, policies and restrictions as stated in the Prospectus(es) and Statement(s) of Additional Information for the Funds, the operating policies and procedures of the Funds, and resolutions of the Funds' Board of Directors (in each such case, to the extent such items are delivered in writing to the Sub-Adviser). The Sub-Adviser shall not be responsible for the administrative affairs of the Company including, but not limited to, portfolio accounting and pricing of the Company's shares.

        The Sub-Adviser further agrees that it will:

              (a) Provide information to the Funds' accountant for the purpose of updating the Funds' cash availability once a day at a mutually agreed upon time;

              (b) Maintain historical tax lots for each portfolio security held by the Funds under procedures agreed between the parties hereto;

              (c) Transmit trades to the Company's custodian for proper settlement in accordance with agreed procedures;

              (d) Maintain all books and records with respect to the Funds that are required to be maintained under Rule 31a-l(f) under the 1940 Act;

              (e) Supply the Adviser, the Company and the Company's Board of Directors with reports, statistical data and economic information as requested; and

              (f) Prepare a quarterly broker security transaction summary and, if requested in advance, monthly security transaction listing for the Funds.

        3. Other Covenants.
        -------------------

        The Sub-Adviser agrees that it will:

              (a) Comply with all applicable laws, rules and regulations, including all applicable Rules and Regulations of the Commission;

              (b) Use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

              (c) Place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
                    1934) provided to the Funds or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Adviser and the Company's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Funds. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Company in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Company's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser, the Company's principal underwriter, any affiliated person of the Sub-Adviser, or to any affiliated person of either the Company, the Adviser or the Company's principal underwriter, acting as principal in the transaction identified to the Sub-Adviser as such an affiliate, except to the extent permitted by the Commission;

              (d) Adhere to the policies and procedures of the Company adopted on behalf of the Funds and delivered to the Sub-Adviser;

              (e) Use its best efforts to perform its duties and obligations under this Agreement without: (a) any failure of its computer systems, or those used by it in the performance of its duties hereunder, properly to record, store, process, calculate or present calendar dates falling on and after, and time spans including, September 9, 1999, January 1, 2000 or February 29, 2000 (the "Subject Dates") as a result of the occurrence, or use of data containing any such Subject Dates; (b) any failure of its computer systems, or those used by it in the performance of its duties hereunder, to calculate any information dependent on or relating to dates on or after the Subject Dates; or (c) any loss of functionality or performance with respect to the maintenance of records or processing of data containing dates falling on or after the Subject Dates; and

              (f) Treat confidentially and as proprietary information of the Company, all records and other information relative to the Company maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

        4. Services Not Exclusive.
        --------------------------

        The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for or disposed of by the Funds.

        5. Books and Records.
        --------------------

        In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by it under this Agreement.

        6. Expenses.
        ------------

        During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions, custodial charges and other transaction costs, if any) purchased or sold for the Funds.

        7. Expense Limitation.
        ----------------------

        If, for any fiscal year of a Fund, the amount of the aggregate advisory fee which the Company would otherwise be obligated to pay with respect to the Fund is reduced pursuant to expense limitation provisions of the Investment Advisory Agreement, the fee which the Sub-Adviser would otherwise receive pursuant to this Agreement shall be reduced proportionately.

        8. Compensation.
        ----------------

        The Adviser shall pay the Sub-Adviser, as compensation for services rendered hereunder, fees, payable monthly, at the annual rates indicated on
Schedule I hereto, as such Schedule may be supplemented and amended from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Company or the Funds with respect to compensation under this Agreement.

        For purposes of this Section, the average daily net asset value of the Funds shall be determined in the manner set forth in the Articles of Incorporation and registration statement of the Company, as amended from time to time.

        9. Limitation of Liability.
        ---------------------------

        The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except that the Sub-Adviser shall be liable to the Company for any loss resulting from a breach of fiduciary duty, if any, with respect to the receipt of compensation for services or for any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        10. Indemnification.
        --------------------

        The Sub-Adviser shall indemnify and hold harmless the Funds and the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in connection with the performance of its duties under this Agreement or resulting from any violations of securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Sub-Adviser.

        11. Duration and Termination.
        -----------------------------

        This Agreement will become effective as of the later of (a) the date first written above, (b) the date on which it is approved by a majority of the outstanding voting securities of the

Fund(s), or (c) the date(s) on which the Fund(s) commence(s) operations. Unless sooner terminated as provided herein, this Agreement shall continue in effect until the second anniversary of its effective date. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods ending on January 1, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting such approval, and (b) by the vote of a majority of the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of the Funds. Notwithstanding the foregoing, this Agreement may be terminated as to the Funds at any time, without the payment of any penalty, by the Adviser or by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Funds), on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on ninety days' written notice to the Company, provided that in each such case, notice shall be given simultaneously to the Adviser. In addition, notwithstanding anything herein to the contrary, in the event of the termination of the Investment Advisory Agreement with respect to the Funds for any reason (whether by the Company, by the Adviser or by operation of law) this Agreement shall terminate upon the effective date of such termination of the Investment Advisory Agreement. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

        12. Amendment of This Agreement.
        --------------------------------

        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent required by the 1940 Act, no amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund(s).

        13. Miscellaneous.
        ------------------

        The captions in this Agreement are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law.

        14. Name of Sub-Adviser.
        ------------------------

        The Company and the Adviser hereby agree not to use the name "Putnam Investment Management, Inc." or any derivative thereof or any description of the Sub-Adviser or any affiliates, in the Company's Registration Statement, or in any sales literature, advertisement or other document distributed to the public without the consent of the Sub-Adviser; provided, however, the consent of the Sub-Adviser shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment and/or its services hereunder or which is required by the Securities and Exchange Commission or over state securities authority or any other appropriate regulatory, governmental or judicial authorities.

        15. Counterparts.
        -----------------

        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers of the day and year first written above.

                              NATIONS FUND, INC.,
                              on behalf of the Funds

                              By:  _____________________________________________
                                   A. Max Walker
                                   President and Chairman of the
                                   Board of Directors


                              NATIONSBANC ADVISORS, INC.

                              By:  _____________________________________________
                                   Robert H. Gordon
                                   President


                              Putnam Investment Management, Inc.

                              By:  _____________________________________________

                                   SCHEDULE I

        The Adviser shall pay the Sub-Adviser as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Fund, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Fund under its management:


------------------------------------------------- -----------------------------------------------
                      FUND                                     RATE OF COMPENSATION
                      ----                                     --------------------
------------------------------------------------- -----------------------------------------------
       Nations International Equity Fund          0.65% of the first $60,000,000 of the Fund's
                                                  average daily net assets; plus, 0.55% of the
                                                  next $130,000,000 of the Fund's average daily
                                                  net assets; plus 0.45% of the next
                                                  $200,000,000 of the Fund's average daily net
                                                  assets; plus 0.40% of the Fund's average
                                                  daily net assets in excess of $390,000,000.

------------------------------------------------- -----------------------------------------------